Exhibit 99.1

Quality People. Building Solutions. NYSE: FIX October 31, 2019

SAFE HARBOR Certain statements and information in this presentation may constitute forward - looking statements within the meaning of the Priv ate Securities Litigation Reform Act of 1995, as amended. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee ,” “should,” “would,” “could,” or other similar expressions are intended to identify forward - looking statements, which are generally not hist oric in nature. These forward - looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidia ries (collectively, the “Company”) concerning future developments and their effect on the Company. While the Company’s management bel ieves that these forward - looking statements are reasonable as and when made, there can be no assurance that future developments affect ing the Company will be those that it anticipates. All comments concerning the Company’s expectations for future revenue and operatin g r esults are based on the Company’s forecasts for its existing operations and do not include the potential impact of any future acquisitio ns. The Company’s forward - looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control ) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its pres ent expectations or projections. Important factors that could cause actual results to differ materially from those in the forward - looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed - price contract; undertaking contractual commitments that exceed the Compa ny’s labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weak nes s in construction activity and economic conditions; financial difficulties affecting projects, vendors, customers, or subcontractors; the Compa ny’ s backlog failing to translate into actual revenue or profits; failure of third party subcontractors and suppliers to complete work as anticipa ted ; difficulty in obtaining or increased costs associated with bonding and insurance; impairment to goodwill; errors in the Company’s percentag e - o f - completion method of accounting; the result of competition in the Company’s markets; the Company’s decentralized management s tru cture; material failure to comply with varying state and local laws, regulations or requirements; debarment from bidding on or perfo rmi ng government contracts; shortages of labor and specialty building materials; retention of key management; seasonal fluctuations in the demand for HVAC systems; the imposition of past and future liability from environmental, safety, and health regulations including th e i nherent risk associated with self - insurance; adverse litigation results; an increase in our effective tax rate; an information technology fai lure or cyber security breach; and other risks detailed in our reports filed with the Securities and Exchange Commission (the “SEC”). For additional information regarding known material factors that could cause the Company’s results to differ from its project ed results, please see its filings with the SEC, including its Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on F orm 8 - K. Readers are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date hereof. The Com pany undertakes no obligation to publicly update or revise any forward - looking statements after the date they are made, whether as a result of new information, future events, or otherwise. NON - GAAP MEASURES Certain measures in this presentation are not measures calculated in accordance with generally accepted accounting principles (“ GAAP”). They should not be considered a replacement for GAAP results. Non - GAAP financial measures appearing in these slides are identifi ed in the footnote. See the Appendices for a reconciliation of these non - GAAP measures to the most comparable GAAP financial measures.

Comfort Systems USA 2 • Leading mid - market HVAC and electrical contracting installation and service provider • $2.6B yearly revenue • 11,900 employees • 35 operating companies • Balanced construction & service portfolio

National Footprint 3 35 companies | 129 locations in 111 cities | 11,900 employees

Walker Engineering Overview • Walker is a leading full - service electrical contracting and network infrastructure engineering business serving commercial and industrial clients in Texas • Headquarters: Dallas, Texas with locations in all 4 major Texas markets (Dallas, Houston, Austin and San Antonio) • End - Markets: commercial, institutional, industrial, and data center / low voltage • Acquired on April 1, 2019 Highlights • #1 ENR Specialty Contractor of 2017 in TX • Top 20 Electrical Contractor in the US • 10 Years Top 15 of ENR Specialty Contractors in TX • Expected annual revenue: $325M - $375M • Expected annual EBITDA: $20M - $25M

Our Markets 5 Light Commercial Commercial Residential Light Industrial Industrial Heavy Industrial Heavy Commercial Every Building You See … … Needs What We Do

Lifecycle Product Portfolio 6 • 6+ million commercial buildings • Diverse revenue streams throughout lifecycle • 10 - 20 year replacement cycle • “Inventory” of future business • Recurring service • Continued benefit through maintenance & replacement

Revenue by Activity 7 YTD 2019 Revenue = $1.90B New Construction Existing Building Construction Service Projects Service Calls, Maintenance & Monitoring FY 2018 Revenue = $2.18B 9.1% 15.3% 43.7% 31.9% 9.5% 16.0% 38.0% 36.5%

Market Sectors 8 YTD September 2019 Revenue Health Care 16.2% Education 15.4% Government 6.2% Industrial 31.1% Office Building 13.5% Other 3.5% Retail / Restaurant / Entertainment 9.7% Multi - Family / Residential 4.4% Revenue = $1.90B

Diverse Project Mix 9 5,278 598 185 0 1,000 2,000 3,000 4,000 5,000 6,000 <$1M $1 – $5M >$5M Number of Projects Average Project Size: $0.7 M | Average Project Length: 6 – 9 months (Information as of September 30, 2019)

Book of Business 10 $75 $83 $89 $104 $111 $116 $123 $125 $0 $25 $50 $75 $100 $125 $150 $175 $200 2012 2013 2014 2015 2016 2017 2018 Q3 2019 Service Maintenance Base $618 $604 $758 $712 $763 $948 $1,166 $1,609 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2012 2013 2014 2015 2016 2017 2018 Q3 2019 Construction Backlog ($ in millions)

Recent Financial Performance 11 Three Months Ended Nine Months Ended ($ in millions, except per share information) 9/30/19 9/30/18 9/30/19 9/30/18 Revenue $706.9 $594.5 $1,895.7 $1,594.5 Net Income $36.2 $38.5 $80.3 $87.7 Diluted EPS $0.98 $1.02 $2.16 $2.33 Adjusted EBITDA (1) $66.1 $63.6 $154.4 $142.3 Operating Cash Flow $73.1 $30.5 $99.7 $68.0 (1) Adjusted EBITDA is a non - GAAP financial measure. See Appendix I for a GAAP reconciliation to Adjusted EBITDA.

Adjusted EPS / Stock Price History 12 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2013 2014 2015 2016 2017 2018 Adjusted EPS at 12/31* Stock Price at 12/31 ` Adjusted EPS at 12/31* Stock Price at 1 2/ 31 *Adjusted EPS is a non - GAAP financial measure. Adjusted EPS excludes goodwill impairments, tax valuation allowances and tax expense (benefit) for the corporate tax rate reduction and tax accounting method change. See Appendix III for a GAAP reconciliation to Adjusted EPS.

Historical Financial Summary ($ in millions, except per share information) 13 (1) Adjusted EPS is a non - GAAP financial measure. Adjusted EPS excludes goodwill impairments, tax valuation allowances and tax expe nse (benefit) for the corporate tax rate reduction and tax accounting method change. See Appendix III for a GAAP reconciliation to Adjusted EPS. (2) Adjusted EBITDA is a non - GAAP financial measure. See Appendix II for a GAAP reconciliation to Adjusted EBITDA. $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 $2,400 2013 2014 2015 2016 2017 2018 Revenue $0 $20 $40 $60 $80 $100 $120 $140 $160 2013 2014 2015 2016 2017 2018 Operating Cash Flow $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 $2.40 $2.80 $3.20 2013 2014 2015 2016 2017 2018 Adjusted EPS (1) $0 $50 $100 $150 $200 $250 2013 2014 2015 2016 2017 2018 Adjusted EBITDA (2) CAGR = 9.97% CAGR = 33.15% CAGR = 24.49% CAGR = 30.82%

Focus on Cash Flow • Positive free cash flow for 20 consecutive years • Increased dividend for 6 consecutive years • Debt/TTM EBITDA = 1.19 • $40.4M cash at September 30, 2019 • $201.7M net debt at September 30, 2019 • Debt capacity – $242.0M debt at 9/30/19 – $400M revolving credit facility – 2023 maturity 14

Profile for Growth 15 Time Earnings Service Commercial HVAC

16 Average Discretionary Spending ($ in thousands) $33,385 64% $10,242 20% $8,304 16% Average 2006 - 2018 Acquisitions Share Repurchases Dividends $51,930 $51,952 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Free Cash Flow Disc Spending

Our Strengths 17 • Industry leading skilled labor • Ability to share knowledge • Diverse portfolio • Strong balance sheet • Acquisition record • Positioned for growth

Thank You 18 129 Locations 35 operating companies across America at 129 locations in 111 cities 11,900 of the most qualified HVAC and electrical contracting personnel in America 11,900 Employees $2.6 Billion $2.6 billion in yearly revenue Contact: Bill George Executive Vice President & CFO 1 - 800 - 723 - 8431 Bill.George@comfortsystemsusa.com www.comfortsystemsusa.com

Appendix I – GAAP Reconciliation to Adjusted EBITDA 19 Three Months Ended September 30, Nine Months Ended September 30, ($ in thousands) 2019 2018 2019 2018 Net Income $36,233 $38,541 $80,272 $87,747 Provision for Income Taxes 12,473 13,595 26,339 26,466 Other (Income) Expense, net (3) (39) (167) (4,062) Changes in the Fair Value of Contingent Earn - out Obligations 2,004 (434) 3,924 (493) Interest Expense, net 2,697 1,127 6,717 2,548 Gain on Sale of Assets (708) (219) (1,119) (630) Depreciation and Amortization 13,424 11,010 38,443 30,732 Adjusted EBITDA $66,120 $63,581 $154,409 $142,308 Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net in come, provision for income taxes, other expense (income), net, changes in the fair value of contingent earn - out obligations, interest expense, net, gain on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is pre sen ted because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally acc epted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternati ve to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Appendix II – GAAP Reconciliation to Adjusted EBITDA (Historical) 20 Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net in come including non - controlling interests, excluding discontinued operations, provision for income taxes, other expense (income), net, changes in th e fair value of contingent earn - out obligations, interest expense, net, gain on sale of assets, goodwill impairment and depreciation and amortization. Oth er companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by t hir d parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results , a nd accordingly, Adjusted EBITDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally a cce pted accounting principles and as reported by the Company. Year Ended December 31, ($ in thousands) 2013 2014 2015 2016 2017 2018 Net Income Including Non - controlling Interests $28,556 $28,599 $57,440 $64,896 $55,272 $112,903 Discontinued Operations 76 15 - - - - Provision for Income Taxes 18,148 11,614 31,224 36,165 45,666 35,773 Other Expense (Income), net (204) (91) (76) (1,097) (1,049) (4,141) Changes in the Fair Value of Contingent Earn - out Obligations (1,646) 245 (225) (731) (3,715) 2,066 Interest Expense, net 1,328 1,840 1,681 2,336 3,086 3,637 Gain on Sale of Assets (589) (830) (880) (761) (670) (945) Goodwill Impairment - 727 - - 1,105 - Depreciation and Amortization 18,554 21,336 23,416 26,166 37,456 42,689 Adjusted EBITDA $64,223 $63,455 $112,580 $126,974 $137,151 $191,982

Appendix III – GAAP Reconciliation to Adjusted EPS (Historical) 21 Note 1: Diluted income per share from continuing operations attributable to Comfort Systems USA, Inc., excluding goodwill im pai rment, tax valuation allowances, tax expense (benefit) for the corporate tax rate reduction and tax accounting method change and out of period adj ust ments are presented because the Company believes it reflects the results of the core ongoing operations of the Company, and because we believe it is responsive to frequent questions we receive from third parties. However, this measure is not considered a primary measure of an entity’s financial res ults under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating results as determine d u nder generally accepted accounting principles and as reported by the Company. Note 2: Net income (loss) from continuing operations attributable to Comfort Systems USA, Inc. is income (loss) from continui ng operations less net income attributable to non - controlling interests. Note 3: The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these ch arg es. Note 4: Correction of prior period accounting errors in 2013 resulted in net after - tax income of approximately $1.3 million, or $0.03 per diluted share. Year Ended December 31, 2013 2014 2015 2016 2017 2018 Diluted income per share from continuing operations attributable to Comfort Systems USA, Inc. $0.73 $0.61 $1.30 $1.72 $1.47 $3.00 Goodwill impairment - 0.01 - - 0.02 - Tax valuation allowances and tax expense (benefit) for the corporate tax rate reduction and tax accounting method change - (0.08) - - 0.25 (0.07) Out of period adjustment (0.03) - - - - - Diluted income per share from continuing operations attributable to Comfort Systems USA, Inc. excluding goodwill impairment, tax valuation allowances, tax expense (benefit) for the corporate tax rate reduction and tax accounting method change and out of period adjustment $0.70 $0.54 $1.30 $1.72 $1.74 $2.93